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                                                                    Exhibit 99.1

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Annual Report of Penford Corporation (the "COMPANY") on Form 10-K/A for the period ended August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I Thomas
D. Malkoski, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 10, 2003



\s\ Thomas D. Malkoski
--------------------------
Thomas D. Malkoski
Chief Executive Officer